Fees Summary	Jul. 07, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,866,473.80
Previously Paid Amount	0.00
Total Fee Amount	1,500.66
Total Offset Amount	0.00
Net Fee	$ 1,500.66